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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549





                                    FORM 8-K



                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




Date of Report (Date of earliest event reported)   April 3, 2002
                                                --------------------------------

                             VINTAGE PETROLEUM, INC.
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             (Exact name of registrant as specified in its charter)


     Delaware                       1-10578                       73-1182669
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(State or other                (Commission File               (IRS Employer
jurisdiction of                  Number                      Identification No.)
incorporation)


110 West Seventh Street, Tulsa, Oklahoma                          74119
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(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code      (918) 592-0101
                                                   -----------------------------


                                 Not applicable
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          (Former name or former address, if changed since last report)

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Item 5.   Other Events.
          ------------

          On March 16, 1999, the Board of Directors of Vintage Petroleum, Inc. (the "Corporation") declared a dividend distribution of one preferred share purchase right (a "Right") for each outstanding share of Common Stock, par value $.005 per share, of the Corporation (the "Common Shares") to stockholders of record on April 5, 1999 (the "Record Date"). Each Common Share issued after the Record Date has also been issued a Right. The description and terms of the Rights are set forth in a Rights Agreement, dated as of March 16, 1999, between the Corporation and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent.

          On April 3, 2002, the Corporation and the Rights Agent executed the First Amendment to Rights Agreement (the "Amendment"). As more fully set forth in the Amendment, the Amendment, among other things, amends the Rights Agreement to lower the threshold at which a person becomes an Acquiring Person (as defined in the Rights Agreement, as amended by the Amendment) and triggers the rights plan from 15% to 10%.

          A copy of the Amendment has been filed with the Securities and Exchange Commission as an Exhibit to the Corporation's Amendment No. 1 to Registration Statement on Form 8-A dated April 3, 2002. A copy of the Amendment is available free of charge from the Corporation. This summary description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is hereby incorporated herein by reference.

          The press release issued by the Corporation on April 3, 2002, with respect to the Amendment, is attached hereto as an exhibit and incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
          ---------------------------------

          (c)  Exhibits.

               4.1 First Amendment to Rights Agreement, dated as of April 3, 2002, between the Corporation and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (Incorporated herein by reference to the Corporation's Amendment No. 1 to Registration Statement on Form 8-A, dated April 3, 2002).

               99.1 Press release dated April 3, 2002, issued by the
                    Corporation.

                                       -2-

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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  VINTAGE PETROLEUM, INC.

Date: April 3, 2002                           By:  /s/ Michael F. Meimerstorf
                                                  ------------------------------
                                                   Michael F. Meimerstorf
                                                   Vice President and Controller

                                       -3-

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                                  Exhibit Index

Exhibit
Number                             Description
------    ----------------------------------------------------------------------

4.1 First Amendment to Rights Agreement, dated as of April 3, 2002, between the Corporation and Mellon Investor Services LLC (formerly known as ChaseMellon Shareholder Services, L.L.C.), as Rights Agent (Incorporated herein by reference to the Corporation's Amendment No. 1 to Registration Statement on Form 8-A, dated April 3, 2002).

99.1      Press release dated April 3, 2002, issued by the Corporation.